Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST 1992-2

KEY PERFORMANCE FACTORS
February, 1997

Scheduled Maturity                                                  2/16/98


Coupon                                                                6.20%


Excess Protection Level
   3 Month Average  4.82%
      February, 1997  4.68%
      January, 1997  4.32%
      December, 1996  5.45%


Cash Yield                                              17.58%


Investor Charge Offs                                    4.20%


Base Rate                                               8.70%


Over 35 Day Delinquency                                 5.15%


Seller's Interest                                       21.86%


Total Payment Rate                                      10.20%


Total Principal Balance                                $7,337,714,449.86


Investor Participation Amount                          $500,000,000.00


Seller Participation Amount                            $1,604,381,116.50